UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 19, 2009

ICONIC BRANDS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53162	13-4362274
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

 1174 Route 109
Lindenhurst, NY 11757
(Address of Principal Executive Offices)

(631) 991-3174
(Issuer Telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On August 19, 2009, we completed a private placement offering in the aggregate amount of $500,000 from an accredited investor through the sale of (a) 1,000,000 shares of its common stock, par value $0.0001, with a per share purchase price of $0.50 per share; (b) a Class I Common Stock Purchase Warrant to purchase an aggregate of 100% of the number of shares of our common stock at an exercise price of $1.00 per share (the “Class I Warrants”); and (c) a Class J Common Stock Purchase Warrant to purchase an aggregate of 100% of the number of shares of our common stock at an exercise price of $1.50 per share (the “Class J Warrants,” together with the Class I Warrants, the “Warrants”).  In connection with the financing V3 Funding received a commission of 10% of the proceeds of the financing.  Copies of the subscription agreement and the form of warrant (the “Financing Documents”) are included as Exhibit 10.1 and 10.2 to this Current Report and are hereby incorporated by reference.

The Financing Documents granted piggy-back registration rights to the Investor with respect to the securities sold herewith.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the recent sales of unregistered securities is incorporated by reference into this Item 3.02.

These securities are issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01 Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated August 19, 2009
10.2	Form of Class I Warrant, dated August 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIC BRANDS, INC.

Date: August 25, 2009	By:	/s/ Richard DeCicco
Richard DeCicco President, Chief Executive Officer and Director

Date: August 25, 2009	By:	/s/ William S. Blacker
William S. Blacker Senior Vice President of Finance and Administration & Chief Financial Officer